Pacific Life & Annuity Company PACIFIC VOYAGES P.O. Box 2829 • Omaha, NE 68103-2829 www.PacificLifeandAnnuity.com • (800) 748-6907 Variable Annuity Application Call (800) 748-6907 if you need assistance. NEW YORK 1. ANNUITANT Annuitant(s) must be an individual. Check product guidelines for maximum issue age. Name (First, Middle, Last) Birth Date (mo/day/yr) Sex John R. Doe 01/01/1970 M 3M M F Mailing 555 Main Street Address City, New York, NY State, ZIP 12345 SSN ###-##-#### Residential Address (if different than mailing address) City, State, ZIP Solicited at: State Complete this box for custodial-owned qualified contracts only. Will not be valid for any other contract types. Information put here will be used for contract and agent appointment purposes. ADDITIONAL ANNUITANT Not applicable for qualified contracts. Check One: M 3Joint M Contingent 01/01/1970 Name (First, Middle, Last) Birth Date (mo/day/yr) Sex Jane A. Doe M M M 3F Mailing 555 Main Street Address City, New York, NY State, ZIP 12345 SSN ###-##-#### Residential Address (if different than mailing address) City, State, ZIP 2. OWNER If annuitant and owner are the same, it is not necessary to complete this section. Check product guidelines for maximum issue age. Additional forms: For contracts with an owner that is a 401(a), 401(k) or Keogh/HR10 plan, also complete the Qualified Plan Disclosure form. For individual-owned or trust-owned Inherited IRA or Inherited 403(b) contracts, also complete the appropriate Inherited IRA or Inherited TSA/403(b) Certification form. For nonqualified contracts, if the owner is a non-natural person or corporation, also complete the Non-Natural or Corporate-Owned Disclosure Statement or if the owner is a trust (other than a Charitable Remainder Trust), also complete the Trustee Certification and Disclosure form. Name (First, Middle, Last) Birth Date (mo/day/yr) Sex M M M F Mailing Address City, State, ZIP SSN/TIN Residential Address (if different than mailing address) City, State, ZIP ADDITIONAL OWNER Not applicable for qualified contracts. Check One: M Joint M Contingent Name (First, Middle, Last) Birth Date (mo/day/yr) Sex M M M F Mailing Address City, State, ZIP SSN Residential Address (if different than mailing address) City, State, ZIP 3. DEATH BENEFIT COVERAGE M Stepped-Up Death Benefit Annuitant(s) must not be over age 75 at issue. If the stepped-up death benefit rider cannot be added to the contract due to age restrictions, the contract will be issued without the rider. 25-2130 08/06 *N904-6A1*

4. ELECTRONIC AUTHORIZATIONS ELECTRONIC TRANSACTION AUTHORIZATION As the owner, I will receive this privilege automatically. If a contract has joint owners, each owner may individually make electronic requests. By checking “yes,” I am also authorizing and directing Pacific Life & Annuity to act on electronic instructions from any other person(s) who can furnish proper identification. Pacific Life & Annuity will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life & Annuity and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost. CHECK M 3Yes IF YES ELECTRONIC DELIVERY AUTHORIZATION By providing my e-mail address below, I authorize Pacific Life & Annuity to provide my statements, prospectuses and other information (documents) electronically instead of sending paper copies of these documents by U.S. mail. I will continue to receive paper copies of annual statements via U.S. mail. I understand that I must have internet access (my internet provider may charge for internet access) and I must provide my e-mail address below to use this service. FOR EVEN FASTER JDoe@aol.com DELIVERY E-mail address: 5. BENEFICIARIES If a beneficiary classification is not indicated, the class for that beneficiary will be primary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified. For non-individually-owned custodially held IRAs and qualified plans, if no beneficiary is listed, the beneficiary will default to the owner listed on the application. Unless otherwise indicated, proceeds will be divided equally. Use Special Requests section to provide additional beneficiaries or beneficiary information. Name (First, Middle, Last) M 3Primary Relationship SSN/TIN Percentage Mary S. Doe M Contingent Daughter ###-##-#### 100 % Name (First, Middle, Last) M Primary Relationship SSN/TIN Percentage M Contingent % 6. CONTRACT TYPE Select ONE. M 3Non-Qualified M SIMPLE IRA[1] M Roth IRA M 401(a)[2] M Keogh/HR10[2] M IRA M SEP-IRA M TSA/403(b)[3] M 401(k)[2] [1] Complete SIMPLE IRA Employer Information form. [2] Complete Qualified Plan Disclosure form. [3] Complete TSA Certification form. 7. INITIAL PURCHASE PAYMENT Make check payable to Pacific Life & Annuity Company. 7A. NON-QUALIFIED CONTRACT PAYMENT TYPE 7B. QUALIFIED CONTRACT PAYMENT TYPE Indicate the type of initial Indicate the type of initial payment. payment. If no year is indicated, contribution defaults to current tax year. 5,000 M 1035 exchange/estimated transfer $ M Transfer $ M 3Amount enclosed $ M Rollover $ M Contribution $ for tax year 8. REPLACEMENT Will the purchase of this annuity result in the replacement, termination or change in value of any existing life insurance or MUST M Yes M 3No CHECK annuity in this or any other company? ONE If yes, provide the information below and attach any required state replacement and/or 1035 exchange/transfer forms. Use the Special Requests section to provide additional insurance companies and contract numbers. Insurance Company Name Contract Number Contract Type Being Replaced M Life Insurance M Fixed Annuity M Variable Annuity 9. OPTIONAL RIDERS All annuitants must not exceed the maximum issue age specified for each optional rider shown below at the time of purchase. To qualify for GPA[5], GIA Plus or Lifetime Income Access Plus rider benefits, you must enroll and have the entire contract value invested in an approved asset allocation program established and maintained by Pacific Life & Annuity for the applicable rider. M GPA[5] Maximum issue age is 80, which must be at least ten years prior to the annuity date. M GIA Plus Maximum issue age is 80. M Lifetime Income Access Plus Maximum issue age is 85. If the contract to be issued is a qualified contract (IRA, Roth IRA, SIMPLE IRA, SEP-IRA, TSA/403(b), 401(a), 401(k) or Keogh/HR-10), benefits provided under the optional GPA[5] or GIA Plus rider may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy the minimum distribution rules might result in a dollar-for-dollar or proportional reduction in the benefit base or an inability to exercise the benefit altogether. If you plan to exercise any of the GPA[5] or GIA Plus rider benefits before or after your required minimum distribution beginning date under the contract, you should consider whether the benefits provided under any such rider is appropriate for your circumstances. You should consult your tax advisor prior to adding any optional rider to your contract. If any rider selected within this section cannot be added to the contract due to age and/or other rider restrictions, the contract will be issued without that rider. 25-2130 08/06 *N904-6A2*

10. ANNUITY DATE (ANNUITY START DATE) Contract will annuitize on this date. Annuity date cannot be prior to the first contract Annuity Date (mo/day/yr) anniversary. If no date is chosen, annuity date is the maximum deferral age listed in your contract. 01/01/2060 11. SPECIAL REQUESTS If additional space is needed, attach letter signed and dated by the owner(s). DO NOT COMPLETE THE FOLLOWING SECTION 12 IF YOU HAVE SELECTED ANY OF THE OPTIONAL RIDERS IN SECTION 9. 12. ALLOCATION OPTIONS Use whole percentages only. Allocations must total 100%. Complete Transfers and Allocations form for dollar cost averaging and rebalancing. Manager: Investment Options Manager: Investment Options AllianceBernstein % International Value Neuberger Berman % Fasciano Small Equity Batterymarch 10 % International Small-Cap NFJ % Small-Cap Value Capital Guardian % Diversified Research Oppenheimer 20 % Multi-Strategy % Equity % Main Street® Core % Emerging Markets Capital Research % American Funds Growth-Income % American Funds Growth PIMCO % Managed Bond % Inflation Managed Columbia % Technology Pacific Life % Money Market Goldman Sachs % Short Duration Bond % High Yield Bond % Concentrated Growth 20 % DCA Plus Fixed Option with a Guarantee Term of JPMorgan % Diversified Bond 12 months Indicate percentage of premium payment to be Janus % Growth LT allocated to the DCA Plus Fixed Option and complete % Focused 30 the DCA section of the Transfers and Allocations form. 10 Jennison % Health Sciences Salomon Brothers % Large-Cap Value Lazard % Mid-Cap Value Van Kampen % Comstock % Mid-Cap Growth Loomis Sayles % Large-Cap Growth % Real Estate MFS 40 % Capital Opportunities Vaughan Nelson % VN Small-Cap Value % International Large-Cap Mercury % Equity Index 100 MUST TOTAL 100% % Small-Cap Index 25-2130 08/06 *N904-6A3*

COMPLETE THE FOLLOWING SECTIONS 13, 14 AND 15 IF YOU HAVE SELECTED ANY OF THE OPTIONAL RIDERS IN SECTION 9. 13. ASSET ALLOCATION MODELS Complete this Section if you have selected the optional GPA[5], GIA Plus or Lifetime Income Access Plus rider. To enroll in the asset allocation program, choose the asset allocation model that is consistent with your particular level of risk. Only one model may be selected. The current asset allocation models are shown below. Additional Information concerning the asset allocatiuon models is described below each respective model. You should review this information carefully before selecting a model. Asset Allocation Models (Investment Options) M Model A M Model B M Model C M Model D M Model E International Value 3% International Value 5% International Value 5% International Value 5% International Value 12% Diversified Research 2% Diversified Research 4% International Small-Cap 2% International Small-Cap 3% International Small-Cap 3% Diversified Research 4% Diversified Research 4% Short Duration Bond 23% American Funds Growth 2% Diversified Research 4% American Funds American Funds Diversified Bond 6% Short Duration Bond 12% Growth-Income 5% American Funds Growth-Income 3% Mid-Cap Value 4% Diversified Bond 5% American Funds Growth 6% Growth-Income 8% American Funds Growth 3% International Large-Cap 2% Mid-Cap Value 6% Short Duration Bond 2% American Funds Growth 8% Short Duration Bond 8% Main Street® Core 8% Large-Cap Growth 5% Diversified Bond 2% Growth LT 3% Diversified Bond 3% Growth LT 3% Mid-Cap Value 10% Managed Bond 17% International Large-Cap 6% Growth LT 3% Mid-Cap Value 12% Large-Cap Growth 4% Inflation Managed 16% Small-Cap Value 2% Mid-Cap Value 8% Large-Cap Growth 4% Large-Cap Growth 5% International Large-Cap 13% Money Market 8% Main Street® Core 7% International Large-Cap 13% International Large-Cap 8% Equity Index 4% High Yield Bond 5% Managed Bond 14% Equity Index 4% Equity Index 2% Small-Cap Index 2% Large-Cap Value 4% Inflation Managed 13% Small-Cap Index 2% Small-Cap Value 2% Fasciano Small Equity 3% Comstock 2% Money Market 4% Fasciano Small Equity 2% Main Street® Core 6% Main Street® Core 4% Main Street® Core 2% High Yield Bond 4% Emerging Markets 3% Emerging Markets 4% Emerging Markets 4% Large-Cap Value 5% Managed Bond 11% Managed Bond 3% Large-Cap Value 6% Comstock 4% Inflation Managed 11% Inflation Managed 6% Comstock 4% Mid-Cap Growth 2% High Yield Bond 2% Large-Cap Value 6% Large-Cap Value 5% Mid-Cap Growth 3% Comstock 4% Comstock 4% Mid-Cap Growth 3% Real Estate 5% Mid-Cap Growth 2% Real Estate 3% VN Small-Cap Value 2% Asset Class Exposure Cash 10% Cash 6% Cash 1% Cash 2% Cash 2% Bonds 67% Bonds 50% Bonds 39% Bonds 18% Bonds 6% Domestic Stocks 17% Domestic Stocks 32% Domestic Stocks 42% Domestic Stocks 56% Domestic Stocks 61% International Stocks 6% International Stocks 12% International Stocks 18% International Stocks 24% International Stocks 31% Less Volatile More Volatile Investor Profile You are looking for a relatively Your focus is on keeping pace You want the opportunity for You want an investment that is You are an aggressive investor stable investment and require with inflation. Income long-term moderate growth. geared for growth and are willing and can tolerate short-term investments that generate some generating investment and to accept above average risk. market swings. level of income. capital appreciation are desired. Shorter Investment Horizon Longer Investment Horizon Investor Objective Primarily preservation of capital. Moderate growth. Steady growth in asset values. Moderately high growth in High growth in asset values. asset values. Risk Characteristics There may be some losses in the There may be some losses in the There will probably be some There will probably be some There will probably be some values of the investments as values of the investments from losses in the values of the losses in the values of the losses in the values of the asset values fluctuate. year to year. investments from year to year. investments from year to year. investments from year to year. Fluctuations in value should be Some of these might be large, Some of these might be large, less than those of the overall but the overall fluctuations in but the overall fluctuations in stock markets. asset values should be less than asset values should be less than those of the U.S. stock market. those of the U.S. stock market. Lower Risk Higher Risk 25-2130 08/06 *N904-6A4*

14. ASSET ALLOCATION OPTIONS Indicate the percentage of the Initial Purchase Payment to be allocated to the asset allocation model selected in Section 13 and/or to the DCA Plus Fixed Option. Use whole percentages only. Allocations must total 100%. Default is 100% to model selected if no allocation percentages are shown. Model Selected % DCA Plus Fixed Option % Guarantee Term months (indicate 6 or 12 months) 15. REBALANCING Does not apply to amounts allocated to the DCA Plus Fixed Option. The asset allocation model you select can be rebalanced quarterly, semiannually or annually to maintain the asset allocations in the model selected. Choose one rebalancing frequency. Default is quarterly if no selection is made. Start date is one frequency period after the effective date of the contract. M Quarterly M Seminnually M Annually 16. STATEMENT OF OWNER(S) I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and Social Security or taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer. I understand that failure to provide this information could result in the annuity contract not being issued, delayed or unprocessed transactions or annuity contract termination. I, the owner(s), understand that I have applied for an individual flexible premium deferred variable annuity contract (“contract”) issued by Pacific Life & Annuity Company (“company”). I received prospectuses for this variable annuity contract. I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, and agree that this application will be part of the annuity contract issued by Pacific Life & Annuity. After reviewing my financial background with my agent, I believe this contract will meet my insurable needs and financial objectives. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I understand the terms and conditions related to any optional rider applied for and believe that the rider meets my insurable needs and financial objectives. I UNDERSTAND THAT BENEFITS AND VALUES PROVIDED UNDER THE CONTRACT MAY BE ON A VARIABLE BASIS. AMOUNTS DIRECTED INTO ONE OR MORE VARIABLE INVESTMENT OPTIONS WILL REFLECT THE INVESTMENT EXPERIENCE OF THOSE INVESTMENT OPTIONS. THESE AMOUNTS MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I have discussed all fees and charges for this contract with my agent, including withdrawal charges. I understand that if I cancel a contract issued as a result of this application without penalty during the Right to Cancel initial review period, it is possible the amount refunded may be less than the initial amount I invested due to the investment experience of my selected investment options. If there are joint owners, the issued contract will be owned by the joint owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. Any portion of this contract allocated to one or more of the variable investment options is not covered by an insurance guaranty fund or other solvency protection arrangement because that portion of this contract is held in a separate account under which the risk is borne by the contract owner. I certify, under penalties of perjury, that I am a U.S. person (including a U.S. resident alien) and that the taxpayer identification number is correct. Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. SIGN DATE CITY STATE HERE Owner’s Signature Date 10/01/2006 (mo/day/yr) New York Signed at: City State N Y SIGN DATE HERE Joint Owner’s Signature if applicable Date 10/01/2006 (mo/day/yr) 17. AGENT’S STATEMENT Do you have reason to believe that any existing life insurance policy or annuity contract has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued? M Yes M 3No If “Yes”, I affirm that I have instructed the applicant to answer “yes” to the replacement question in Section 8 of this application. I have explained to the owner(s) how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, and followed Pacific MUST CHECK Life & Annuity’s written replacement guidelines. ONE SIGN HERE Soliciting Agent’s Signature Print Cindy Brown Agent’s Full Name Agent’s Telephone Number Agent’s E-Mail Address Option 213-495-0111 M A M 3B M C Broker/Dealer’s Name Brown & Associates Brokerage Account Number Optional Send completed application as follows: APPLICATIONS WITH PAYMENT: APPLICATIONS WITHOUT PAYMENT: Regular Mail Delivery: P.O. Box 2736, Omaha, NE 68103-2736 Regular Mail Delivery: P.O. Box 2829, Omaha, NE 68103-2829 Express Mail Delivery: 1299 Farnam Street, 10th Floor, AMF, Omaha, NE 68102 Express Mail Delivery: 1299 Farnam Street, 10th Floor, AMF, Omaha, NE 68102 25-2130 08/06 *N904-6A5*